UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

QS

INTERNATIONAL

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS International Equity Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

II	QS International Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its

QS International Equity Fund	III

Investment commentary (cont’d)

intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Since that time, the ECB has remained on hold in terms of monetary policy. In other developed countries, in August 2016, the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS International Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. Under normal circumstances, the Fund intends to invest primarily (at least 65% of its total assets) in equity securities of issuers located outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities.

We, at QS Investors, LLC (“QS Investors”), the Fund’s subadviser, use a quantitative process and seek to add value through stock selection and region, country and sector allocation. Region, country and sector allocations are based on rankings generated by our proprietary models.

We periodically review these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the Fund’s investment objective. The Fund’s portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. They are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest up to 35% of its total assets in securities of emerging market issuers. The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing its investment objective. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so.

Q. What were the overall market conditions during the Fund’s reporting period?

A. This was a strong period for global equities with all regions and most sectors posting double digit returns during the twelve-month reporting period ended September 30, 2017. Equities outside the U.S. declined modestly in the fourth quarter of 2016, despite a run-up after the U.S. presidential election in November 2016. Nevertheless, some major markets in addition to the U.S. ended the calendar year with solid economic prospects. December 2016 indicators showed manufacturing growth rose in the U.K., Germany, Japan and China. Central banks remained generally accommodative. Globally, names in the Financials and Energy sectors outperformed, the former rising on the expectation of easing regulations, and the latter on the Organization of the Petroleum Exporting Countries (“OPEC”) finally achieving a consensus on caps on oil production.

Equities advanced in the first quarter of 2017, with steady gains tapering off after mid-March 2017. Most major economies, including the Eurozone, saw largely positive economic trends. Germany and Italy hit five-year highs in manufacturing. Globally, the Information Technology (“IT”) sector had a double-digit gain and the Energy sector was the only decliner, sliding after the run-up in late 2016; prices declined over 5% during the first quarter of 2017 amid reports of large U.S. reserves and suspected cheating on OPEC’s recently-placed quotas.

QS International Equity Fund 2017 Annual Report	1

Fund overview (cont’d)

Developed market equities finished the second quarter of 2017 with gains across most regions, in a low-volatility environment. Continued solid corporate earnings and growing economies outweighed news events that included cyber ransomware and other terror attacks, and a deteriorating outlook for trading relationships among some nations. Earnings revisions weakened at quarter-end after months of positive trends. Major economies, notably the Eurozone, saw largely encouraging economic trends in terms of industrial output and employment gains. In Japan, growth improved across both manufacturing and services. China had weaker than expected growth. Among developed markets, Energy was the weakest sector; amid higher-than-expected reserves, OPEC indicated that it would try to keep production low through early 2018. Japan’s and Europe’s central banks maintained loose monetary policies, while the U.K. considered rate hikes.

These generally very strong economic statistics persisted globally through the end of the reporting period. In this environment, central banks, including those in the U.S., U.K. and the European Union, have announced modest tightening measures.

Continental Europe was the best performing region during the reporting period. Economic gains included improving growth in both manufacturing and non-manufacturing sectors. Most European markets outperformed within the MSCI EAFE Indexi overall, a measure of international equity market performance, and all sectors were solidly in positive territory.

Both U.K. and Japan had double digit returns for the reporting period but underperformed other major developed markets. In the U.K., the currency declined in the last quarter of 2016 following the Brexit vote (the June 2016 U.K. referendum to leave the European Union). While the economy appeared on solid ground, businesses relying on imported goods suffered on currency weakness against both the euro and the U.S. dollar. The market turned negative across most sectors in June 2017 after the “snap” election did not produce a majority for the Conservative party, giving Prime Minister Theresa May a weaker hand in the Brexit negotiations. Inflation appears to be picking up as well; the Bank of England’sii head said tightening may be needed in the next few months due to inflationary pressures that may build up around Brexit.

The Bank of Japan (“BoJ”)iii ended 2016 with a moderately positive outlook on improved business sentiment and consumer expenditure, making no policy changes after an active year of policymaking. Japan’s gross domestic product (“GDP”)iv grew at a slower pace than expected at the start of 2017, although numerous indicators were positive, including the largest trade surplus in seven years. While the government maintained its stimulus program perceiving the economy as still relatively weak, consumer confidence improved in the second quarter of 2017 amid stronger GDP growth, and the BoJ’s Tankan survey at the end of the reporting period indicated that business confidence among Japan’s largest manufacturers is higher than it has been in a decade.

Within the smaller regions, both Developed Asia ex-Japan and Australia, New Zealand and Canada underperformed within the MSCI EAFE Index overall, despite enjoying strong double digit returns for the reporting period.

2	QS International Equity Fund 2017 Annual Report

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continued to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process, including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/unfavorable toward certain factor strategies. These tools allow us to not only follow our historical stock assessment methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended September 30, 2017, Class C shares of QS International Equity Fund, excluding sales charges, returned 19.17%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 19.10% for the same period. The Lipper International Multi-Cap Core Funds Category Average1 returned 18.94% over the same time frame.

Performance Snapshot as of September 30, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
QS International Equity Fund:
Class A	12.00%	20.16%
Class A2	11.76%	20.06%
Class C	11.49%	19.17%
Class FI	11.95%	20.12%
Class R	11.77%	19.79%
Class I	12.09%	20.44%
Class IS	12.18%	20.59%
MSCI EAFE Index	11.86%	19.10%
Lipper International Multi-Cap Core Funds Category Average[1]	12.04%	18.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 457 funds for the six-month period and among the 421 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS International Equity Fund 2017 Annual Report	3

Fund overview (cont’d)

one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.29%, 1.14%, 2.11%, 1.30%, 1.69%, 0.98% and 0.88%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for Class C, Class R, Class I and Class IS as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the leading contributor to performance across regions during the reporting period, especially in Continental Europe where the Health Care sector was notably strong. Selection was also notably positive in the U.K., especially in Consumer Discretionary names, and Australia, New Zealand and Canada. An underweight to the U.K., which underperformed the benchmark overall, was also a contributor. At the security level, the primary contributor was an overweight to Swiss pharmaceutical firm Actelion Ltd., whose acquisition by Johnson & Johnson closed in June 2017, which returned over 67% over the reporting period.

Uniper SE, which is not in the benchmark and returned approximately 129% in the portfolio, was another major contributor, as was not owning Teva Pharmaceutical Industries Limited. Teva had a double digit negative return in the benchmark, having been charged with price fixing generic drugs and also facing price pressure in that market.

4	QS International Equity Fund 2017 Annual Report

Q. What were the leading detractors from performance?

A. During the reporting period, overall region and sector allocation was the leading detractor from relative returns, especially an overweight to Japan and an underweight to Continental Europe, since they under and outperformed the benchmark overall, respectively. Stock selection in the Continental European Industrials sector and Japanese Consumer Discretionary sector names also detracted. At the stock level, the primary detractor was Japanese homebuilder lida Group Holdings Co., Ltd. that reported narrowing margins, slowing sales volumes and rising inventories during the first quarter of 2017.

Not owning LVMH Moet Hennessy Louis Vuitton SE, which had a return in the benchmark of over 65%, was another major detractor, as was an overweight to Imperial Brands PLC.

Thank you for your investment in QS International Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2017 were: Royal Dutch Shell PLC, Class A Shares (1.7%), Nestle SA, Registered Shares (1.4%), Novartis AG, Registered Shares (1.3%), Bayer AG, Registered Shares (1.3%), British American Tobacco PLC (1.2%), HSBC Holdings PLC (1.2%), Sanofi (1.1%), Roche Holding AG (1.1%), BNP Paribas SA (1.1%) and Allianz SE, Registered Shares (1.0%). Please refer to pages 12 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2017 were: Financials (22.2%), Industrials (12.8%), Health Care (11.7%), Consumer Discretionary (11.3%) and Consumer Staples (8.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

QS International Equity Fund 2017 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

iii

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	QS International Equity Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS International Equity Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	12.00%	$1,000.00	$1,120.00	1.18%	$6.27	Class A	5.00%	$1,000.00	$1,019.15	1.18%	$5.97
Class A2	11.76	1,000.00	1,117.60	1.57	8.33	Class A2	5.00	1,000.00	1,017.20	1.57	7.94
Class C	11.49	1,000.00	1,114.90	2.05	10.87	Class C	5.00	1,000.00	1,014.79	2.05	10.35
Class FI	11.95	1,000.00	1,119.50	1.28	6.80	Class FI	5.00	1,000.00	1,018.65	1.28	6.48
Class R	11.77	1,000.00	1,117.70	1.54	8.18	Class R	5.00	1,000.00	1,017.35	1.54	7.79
Class I	12.09	1,000.00	1,120.90	0.95	5.05	Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	12.18	1,000.00	1,121.80	0.85	4.52	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

8	QS International Equity Fund 2017 Annual Report

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS International Equity Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/17	20.16%	20.06%	19.17%	20.12%	19.79%	20.44%	20.59%
Five Years Ended 9/30/17	8.95	N/A	8.12	8.91	8.65	9.31	9.41
Ten Years Ended 9/30/17	N/A	N/A	-0.79	-0.07	-0.35	0.28	N/A
Inception* through 9/30/17	8.89	17.08	—	—	—	—	2.91

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/17	13.28%	13.18%	18.17%	20.12%	19.79%	20.44%	20.59%
Five Years Ended 9/30/17	7.66	N/A	8.12	8.91	8.65	9.31	9.41
Ten Years Ended 9/30/17	N/A	N/A	-0.79	-0.07	-0.35	0.28	N/A
Inception* through 9/30/17	8.15	11.99	—	—	—	—	2.91

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 9/30/17)	108.99%
Class A2 (Inception date of 5/31/16 through 9/30/17)	23.41
Class C (9/30/07 through 9/30/17)	-7.64
Class FI (9/30/07 through 9/30/17)	-0.65
Class R (9/30/07 through 9/30/17)	-3.48
Class I (9/30/07 through 9/30/17)	2.88
Class IS (Inception date of 8/4/08 through 9/30/17)	29.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are February 3, 2009, May 31, 2016, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

10	QS International Equity Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of QS International Equity Fund vs. MSCI EAFE Index† — September 2007 - September 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of QS International Equity Fund on September 30, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS International Equity Fund 2017 Annual Report	11

Schedule of investments

September 30, 2017

QS International Equity Fund

Security	Shares	Value
Common Stocks — 97.5%
Consumer Discretionary — 11.3%
Auto Components — 2.0%
Aisin Seiki Co., Ltd.	18,032	$950,552	(a)
Compagnie Generale des Etablissements Michelin	11,788	1,722,821	(a)
Linamar Corp.	17,369	1,059,888
Magna International Inc.	18,115	966,763
Stanley Electric Co., Ltd.	43,463	1,490,822	(a)
Total Auto Components		6,190,846
Automobiles — 2.5%
Honda Motor Co., Ltd.	64,737	1,919,135	(a)
Mazda Motor Corp.	57,631	883,924	(a)
Nissan Motor Co., Ltd.	124,322	1,231,873	(a)
Suzuki Motor Corp.	19,213	1,008,697	(a)
Toyota Motor Corp.	44,689	2,667,907	(a)
Total Automobiles		7,711,536
Hotels, Restaurants & Leisure — 1.4%
Aristocrat Leisure Ltd.	91,141	1,507,501	(a)
Crown Resorts Ltd.	84,204	748,671	(a)
Genting Singapore PLC	1,307,545	1,130,204	(a)
Kindred Group PLC	68,209	784,775	(a)
Total Hotels, Restaurants & Leisure		4,171,151
Household Durables — 2.7%
Electrolux AB, Class B Shares	37,479	1,274,412	(a)
Haseko Corp.	84,682	1,129,397	(a)
Persimmon PLC	42,589	1,473,595	(a)
Sekisui Chemical Co., Ltd.	52,853	1,040,867	(a)
Sekisui House Ltd.	49,945	842,319	(a)
Sony Corp.	26,842	999,100	(a)
Taylor Wimpey PLC	527,464	1,381,846	(a)
Total Household Durables		8,141,536
Leisure Products — 0.7%
Bandai Namco Holdings Inc.	36,399	1,249,011	(a)
Sega Sammy Holdings Inc.	63,491	887,331	(a)
Total Leisure Products		2,136,342
Media — 0.6%
Eutelsat Communications SA	25,796	764,430	(a)
I-CABLE Communications Ltd.	40,374	1,345	*(a)
Vivendi	42,769	1,083,076	(a)
Total Media		1,848,851

See Notes to Financial Statements.

12	QS International Equity Fund 2017 Annual Report

QS International Equity Fund

Security	Shares	Value
Multiline Retail — 0.8%
Canadian Tire Corp., Ltd., Class A Shares	7,064	$879,441
Dollarama Inc.	14,791	1,618,445
Total Multiline Retail		2,497,886
Textiles, Apparel & Luxury Goods — 0.6%
Hugo Boss AG	10,233	901,955	(a)
Moncler SpA	28,895	833,818	(a)
Total Textiles, Apparel & Luxury Goods		1,735,773
Total Consumer Discretionary		34,433,921
Consumer Staples — 8.6%
Beverages — 2.5%
Anheuser-Busch InBev SA/NV	8,411	1,005,338	(a)
Asahi Group Holdings Ltd.	29,918	1,211,278	(a)
Coca-Cola HBC AG, Class DI Shares	31,587	1,069,841	*(a)
Diageo PLC	81,690	2,685,514	(a)
Kirin Holdings Co., Ltd.	66,150	1,557,483	(a)
Total Beverages		7,529,454
Food & Staples Retailing — 1.2%
Booker Group PLC	285,669	785,029	(a)
E-MART Inc.	5,419	988,027	(a)
Kesko OYJ, Class B Shares	13,899	745,308	(a)
Metro Inc.	29,359	1,009,653
Total Food & Staples Retailing		3,528,017
Food Products — 1.7%
Nestle SA, Registered Shares	51,196	4,287,736	(a)
Nichirei Corp.	35,818	899,575	(a)
Total Food Products		5,187,311
Household Products — 0.4%
Reckitt Benckiser Group PLC	15,049	1,375,099	(a)
Personal Products — 0.9%
Unilever NV, CVA	47,852	2,833,170	(a)
Tobacco — 1.9%
British American Tobacco PLC	57,980	3,624,953	(a)
Imperial Brands PLC	47,970	2,047,000	(a)
Total Tobacco		5,671,953
Total Consumer Staples		26,125,004
Energy — 5.5%
Energy Equipment & Services — 0.6%
Subsea 7 SA	105,367	1,732,193	(a)

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

QS International Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 4.9%
BP PLC	302,843	$1,936,273	(a)
Indian Oil Corp., Ltd.	228,066	1,399,040	(a)
OMV AG	22,540	1,313,593	(a)
Repsol SA	83,466	1,539,860	(a)
Royal Dutch Shell PLC, Class A Shares	170,921	5,168,525	(a)
Royal Dutch Shell PLC, Class B Shares	41,494	1,276,017	(a)
SK Innovation Co., Ltd.	6,723	1,170,688	(a)
Total SA	23,816	1,280,905	(a)
Total Oil, Gas & Consumable Fuels		15,084,901
Total Energy		16,817,094
Financials — 22.2%
Banks — 13.0%
Banco Bilbao Vizcaya Argentaria SA	258,922	2,307,577	(a)
Banco Santander SA	150,577	1,051,289	(a)
Bank Hapoalim B.M.	231,027	1,616,827	(a)
Bank Leumi Le-Israel	297,737	1,579,907	(a)
BNP Paribas SA	40,212	3,244,840	(a)
CaixaBank SA	297,128	1,491,756	(a)
Commonwealth Bank of Australia	20,577	1,218,640	(a)
Danske Bank A/S	38,384	1,535,071	(a)
DBS Group Holdings Ltd.	95,069	1,462,816	(a)
DNB ASA	44,124	889,192	(a)
Hachijuni Bank Ltd.	126,316	790,390	(a)
HSBC Holdings PLC	356,327	3,517,477	(a)
ING Groep NV	101,750	1,876,558	(a)
KBC Group NV	22,330	1,892,720	(a)
Lloyds Banking Group PLC	2,351,216	2,134,141	(a)
Mediobanca SpA	92,659	994,384	(a)
Mitsubishi UFJ Financial Group Inc.	309,654	2,012,069	(a)
National Australia Bank Ltd.	56,797	1,410,985	(a)
Royal Bank of Canada	9,200	711,816
Skandinaviska Enskilda Banken AB, Class A Shares	105,879	1,397,562	(a)
Societe Generale SA	15,971	934,306	(a)
Sumitomo Mitsui Financial Group Inc.	51,357	1,975,582	(a)
Suruga Bank Ltd.	30,582	660,411	(a)
Westpac Banking Corp.	37,483	944,261	(a)
Woori Bank	125,346	1,952,332	(a)
Total Banks		39,602,909

See Notes to Financial Statements.

14	QS International Equity Fund 2017 Annual Report

QS International Equity Fund

Security	Shares	Value
Capital Markets — 1.9%
3i Group PLC	94,353	$1,154,500	(a)
Daiwa Securities Group Inc.	135,459	768,064	(a)
Julius Baer Group Ltd.	19,460	1,153,426	(a)
Natixis SA	128,946	1,032,033	(a)
UBS Group AG, Registered Shares	88,641	1,514,974	*(a)
Total Capital Markets		5,622,997
Diversified Financial Services — 0.7%
Eurazeo	10,725	959,173	(a)
ORIX Corp.	75,374	1,216,743	(a)
Total Diversified Financial Services		2,175,916
Insurance — 6.6%
Allianz SE, Registered Shares	13,877	3,115,601	(a)
Aviva PLC	183,616	1,267,251	(a)
AXA SA	82,980	2,510,359	(a)
Direct Line Insurance Group PLC	246,432	1,200,870	(a)
Legal & General Group PLC	345,855	1,204,616	(a)
MS&AD Insurance Group Holdings Inc.	42,217	1,362,529	(a)
NN Group NV	34,376	1,440,761	(a)
Prudential PLC	53,210	1,274,089	(a)
SCOR SE	25,264	1,059,521	(a)
Sompo Holdings Inc.	46,122	1,798,491	(a)
Standard Life Aberdeen PLC	229,596	1,334,062	(a)
Tokio Marine Holdings Inc.	25,431	996,139	(a)
Zurich Insurance Group AG	5,085	1,552,942	(a)
Total Insurance		20,117,231
Total Financials		67,519,053
Health Care — 11.7%
Health Care Equipment & Supplies — 1.2%
Cochlear Ltd.	7,763	971,406	(a)
Hoya Corp.	18,449	1,000,647	(a)
Straumann Holding AG, Registered Shares	2,787	1,792,941	(a)
Total Health Care Equipment & Supplies		3,764,994
Health Care Providers & Services — 0.6%
Miraca Holdings Inc.	19,946	927,983	(a)
Suzuken Co., Ltd.	25,762	918,326	(a)
Total Health Care Providers & Services		1,846,309
Life Sciences Tools & Services — 1.4%
ICON PLC	15,227	1,734,051	*

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

QS International Equity Fund

Security	Shares	Value
Life Sciences Tools & Services — continued
Lonza Group AG, Registered Shares	9,030	$2,368,612	*(a)
Total Life Sciences Tools & Services		4,102,663
Pharmaceuticals — 8.5%
Astellas Pharma Inc.	50,527	643,751	(a)
AstraZeneca PLC	9,890	659,328	(a)
Bayer AG, Registered Shares	29,198	3,978,922	(a)
GlaxoSmithKline PLC	109,153	2,177,452	(a)
Indivior PLC	208,078	949,631	*(a)
Novartis AG, Registered Shares	47,307	4,059,476	(a)
Novo Nordisk A/S, Class B Shares	48,756	2,340,696	(a)
Orion OYJ, Class B Shares	19,544	907,268	(a)
Recordati SpA	24,668	1,137,704	(a)
Roche Holding AG	12,843	3,278,582	(a)
Sanofi	34,545	3,433,916	(a)
Shionogi & Co., Ltd.	23,851	1,304,785	(a)
UCB SA	14,685	1,046,169	(a)
Total Pharmaceuticals		25,917,680
Total Health Care		35,631,646
Industrials — 12.8%
Aerospace & Defense — 0.5%
Safran SA	15,995	1,634,193	(a)
Building Products — 0.3%
Asahi Glass Co., Ltd.	26,926	999,980	(a)
Commercial Services & Supplies — 0.3%
Dai Nippon Printing Co., Ltd.	38,000	910,537	(a)
Construction & Engineering — 3.4%
ACS Actividades de Construccion y Servicios SA	32,991	1,222,633	(a)
Bouygues SA	28,341	1,345,038	(a)
Eiffage SA	11,931	1,235,429	(a)
Hochtief AG	5,233	882,892	(a)
Kajima Corp.	98,061	974,924	(a)
Obayashi Corp.	178,672	2,143,489	(a)
Shimizu Corp.	92,244	1,023,405	(a)
Taisei Corp.	28,421	1,491,313	(a)
Total Construction & Engineering		10,319,123
Electrical Equipment — 1.2%
Mitsubishi Electric Corp.	89,752	1,403,959	(a)
Siemens Gamesa Renewable Energy SA	32,783	427,960	(a)

See Notes to Financial Statements.

16	QS International Equity Fund 2017 Annual Report

QS International Equity Fund

Security	Shares	Value
Electrical Equipment — continued
Vestas Wind Systems A/S	20,943	$1,879,496	(a)
Total Electrical Equipment		3,711,415
Industrial Conglomerates — 0.9%
Koninklijke Philips NV	33,498	1,385,520	(a)
Siemens AG, Registered Shares	9,239	1,301,634	(a)
Total Industrial Conglomerates		2,687,154
Machinery — 2.2%
Atlas Copco AB, Class A Shares	30,398	1,289,151	(a)
Georg Fischer AG, Registered Shares	1,183	1,459,939	(a)
Kurita Water Industries Ltd.	35,734	1,032,480	(a)
Sandvik AB	56,601	977,639	(a)
Trelleborg AB, Class B Shares	31,878	799,084	(a)
Wartsila OYJ Abp	15,898	1,126,778	(a)
Total Machinery		6,685,071
Professional Services — 0.8%
Adecco Group AG, Registered Shares	14,234	1,108,541	(a)
Wolters Kluwer NV	27,675	1,278,885	(a)
Total Professional Services		2,387,426
Trading Companies & Distributors — 2.7%
Ferguson PLC	16,889	1,108,195	(a)
ITOCHU Corp.	82,439	1,350,789	(a)
Marubeni Corp.	169,198	1,156,434	(a)
Mitsubishi Corp.	85,845	1,996,555	(a)
Mitsui & Co., Ltd.	84,599	1,251,336	(a)
Sumitomo Corp.	84,099	1,210,723	(a)
Total Trading Companies & Distributors		8,074,032
Transportation Infrastructure — 0.5%
Aena SME SA	7,831	1,415,576	(a)
Total Industrials		38,824,507
Information Technology — 6.3%
Electronic Equipment, Instruments & Components — 0.7%
Hitachi Ltd.	206,096	1,453,787	(a)
Nippon Electric Glass Co., Ltd.	19,946	772,357	(a)
Total Electronic Equipment, Instruments & Components		2,226,144
Internet Software & Services — 0.6%
Auto Trader Group PLC	163,924	862,267	(a)
United Internet AG, Registered Shares	16,745	1,043,144	(a)
Total Internet Software & Services		1,905,411

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

QS International Equity Fund

Security	Shares	Value
IT Services — 1.8%
Atos SE	11,074	$1,719,525	(a)
Capgemini SE	12,230	1,432,432	(a)
Computershare Ltd.	82,527	940,337	(a)
Fujitsu Ltd.	165,374	1,232,172	(a)
Total IT Services		5,324,466
Semiconductors & Semiconductor Equipment — 0.6%
ASML Holding NV	4,617	787,620	(a)
Tokyo Electron Ltd.	7,312	1,127,213	(a)
Total Semiconductors & Semiconductor Equipment		1,914,833
Software — 2.0%
Check Point Software Technologies Ltd.	12,816	1,461,280	*
Constellation Software Inc.	3,327	1,815,125
Konami Holdings Corp.	20,692	995,635	(a)
SAP SE	9,828	1,076,661	(a)
Square Enix Holdings Co., Ltd.	20,943	789,978	(a)
Total Software		6,138,679
Technology Hardware, Storage & Peripherals — 0.6%
Logitech International SA, Registered Shares	24,689	900,262
Pegatron Corp.	323,000	840,694	(a)
Total Technology Hardware, Storage & Peripherals		1,740,956
Total Information Technology		19,250,489
Materials — 6.3%
Chemicals — 2.0%
BASF SE	9,079	966,172	(a)
China BlueChemical Ltd., Class H Shares	734,997	239,584	(a)
Covestro AG	26,766	2,301,428	(a)
Daicel Corp.	79,946	963,784	(a)
Sika AG	191	1,421,145	(a)
Total Chemicals		5,892,113
Metals & Mining — 3.4%
Anglo American PLC	110,892	1,990,823	(a)
BHP Billiton Ltd.	41,282	834,598	(a)
BHP Billiton PLC	46,177	813,571	(a)
BlueScope Steel Ltd.	70,256	605,206	(a)
Fortescue Metals Group Ltd.	197,111	798,075	(a)
Jindal Steel and Power Ltd.	590,982	1,227,949	*(a)
Rio Tinto PLC	63,790	2,969,383	(a)
South32 Ltd.	456,600	1,176,996	(a)
Total Metals & Mining		10,416,601

See Notes to Financial Statements.

18	QS International Equity Fund 2017 Annual Report

QS International Equity Fund

Security	Shares	Value
Paper & Forest Products — 0.9%
Oji Holdings Corp.	167,867	$906,392	(a)
UPM-Kymmene OYJ	66,147	1,794,016	(a)
Total Paper & Forest Products		2,700,408
Total Materials		19,009,122
Real Estate — 4.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
GPT Group	239,338	934,714	(a)
Mirvac Group	661,147	1,191,728	(a)
Scentre Group	365,107	1,128,651	(a)
Stockland	311,144	1,052,719	(a)
Vicinity Centres	396,839	830,457	(a)
Total Equity Real Estate Investment Trusts (REITs)		5,138,269
Real Estate Management & Development — 3.0%
China Overseas Land & Investment Ltd.	240,000	782,588	(a)
CK Asset Holdings Ltd.	172,037	1,430,875	(a)
Daito Trust Construction Co., Ltd.	6,648	1,211,431	(a)
Hongkong Land Holdings Ltd.	122,909	885,237	(a)
Kerry Properties Ltd.	275,902	1,145,466	(a)
Sun Hung Kai Properties Ltd.	66,482	1,085,064	(a)
Vonovia SE	32,367	1,377,345	(a)
Wheelock & Co., Ltd.	159,558	1,122,221	(a)
Total Real Estate Management & Development		9,040,227
Total Real Estate		14,178,496
Telecommunication Services — 4.9%
Diversified Telecommunication Services — 2.6%
BT Group PLC	197,608	751,816	(a)
Koninklijke KPN NV	294,528	1,011,569	(a)
KT Corp., ADR	50,620	702,099
Nippon Telegraph & Telephone Corp.	47,535	2,180,015	(a)
Telecom Italia SpA	1,065,246	999,038	*(a)
Telefonica SA	126,410	1,375,066	(a)
Telstra Corp., Ltd.	305,101	836,777	(a)
Total Diversified Telecommunication Services		7,856,380
Wireless Telecommunication Services — 2.3%
KDDI Corp.	65,901	1,738,607	(a)
NTT DoCoMo Inc.	75,459	1,724,776	(a)
SoftBank Group Corp.	23,268	1,880,755	(a)
Vodafone Group PLC	614,711	1,721,850	(a)
Total Wireless Telecommunication Services		7,065,988
Total Telecommunication Services		14,922,368

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

QS International Equity Fund

Security		Shares	Value
Utilities — 3.2%
Electric Utilities — 0.9%
Chubu Electric Power Co. Inc.		70,472	$875,525	(a)
Enel SpA		288,693	1,738,447	(a)
Total Electric Utilities			2,613,972
Gas Utilities — 0.3%
Osaka Gas Co., Ltd.		47,369	881,038	(a)
Multi-Utilities — 1.7%
AGL Energy Ltd.		71,171	1,308,595	(a)
E.ON SE		116,887	1,322,913	(a)
National Grid PLC		133,108	1,647,956	(a)
RWE AG		39,538	898,150	*(a)
Total Multi-Utilities			5,177,614
Water Utilities — 0.3%
Severn Trent PLC		30,719	894,597	(a)
Total Utilities			9,567,221
Total Investments before Short-Term Investments (Cost — $247,196,576)			296,278,921

	Rate
Short-Term Investments — 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $6,939,304)	0.907%	6,939,304	6,939,304
Total Investments — 99.8% (Cost — $254,135,880)			303,218,225
Other Assets in Excess of Liabilities — 0.2%			545,261
Total Net Assets — 100.0%			$303,763,486

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.

20	QS International Equity Fund 2017 Annual Report

QS International Equity Fund

Summary of Investments by Country** (unaudited)
Japan	23.7%
United Kingdom	15.7
Switzerland	8.9
France	8.4
Australia	6.3
Germany	6.3
Netherlands	4.7
Spain	3.6
Canada	2.7
Denmark	1.9
Sweden	1.9
Italy	1.9
Hong Kong	1.9
South Korea	1.6
Israel	1.5
Finland	1.5
Belgium	1.3
India	0.9
Singapore	0.8
United States	0.6
Austria	0.4
China	0.3
Norway	0.3
Taiwan	0.3
Malta	0.3
Short-Term Investments	2.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2017 and are subject to change.

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	21

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $254,135,880)	$303,218,225
Foreign currency, at value (Cost — $1,201,380)	1,197,539
Receivable for securities sold	6,653,141
Dividends and interest receivable	1,764,356
Receivable for Fund shares sold	51,663
Prepaid expenses	57,854
Total Assets	312,942,778

Liabilities:
Payable for securities purchased	8,518,953
Accrued foreign capital gains tax	196,466
Investment management fee payable	176,473
Payable for Fund shares repurchased	73,475
Service and/or distribution fees payable	36,783
Trustees’ fees payable	8,697
Accrued expenses	168,445
Total Liabilities	9,179,292
Total Net Assets	$303,763,486

Net Assets:
Par value (Note 7)	$179
Paid-in capital in excess of par value	439,834,065
Undistributed net investment income	6,446,551
Accumulated net realized loss on investments and foreign currency transactions	(191,409,806)
Net unrealized appreciation on investments and foreign currencies	48,892,497	†
Total Net Assets	$303,763,486

†	Net of accrued foreign capital gains tax of $196,466.

See Notes to Financial Statements.

22	QS International Equity Fund 2017 Annual Report

Net Assets:
Class A	$12,308,295
Class A2	$428,178
Class C	$38,169,483
Class FI	$8,469,438
Class R	$3,227,934
Class I	$23,553,720
Class IS	$217,606,438

Shares Outstanding:
Class A	749,115
Class A2	26,181
Class C	2,327,582
Class FI	496,761
Class R	189,841
Class I	1,380,628
Class IS	12,772,839

Net Asset Value:
Class A (and redemption price)	$16.43
Class A2 (and redemption price)	$16.35
Class C*	$16.40
Class FI (and redemption price)	$17.05
Class R (and redemption price)	$17.00
Class I (and redemption price)	$17.06
Class IS (and redemption price)	$17.04
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.43
Class A2 (based on maximum initial sales charge of 5.75%)	$17.35

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	23

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends	$11,320,628
Interest	24,725
Less: Foreign taxes withheld	(961,878)
Total Investment Income	10,383,475

Expenses:
Investment management fee (Note 2)	2,640,945
Service and/or distribution fees (Notes 2 and 5)	428,554
Transfer agent fees (Note 5)	139,316
Custody fees	123,450
Registration fees	94,960
Shareholder reports	53,953
Trustees’ fees	48,714
Fund accounting fees	44,960
Legal fees	44,950
Audit and tax fees	40,284
Insurance	5,800
Fees recaptured by investment manager (Note 2)	3,827
Interest expense	397
Miscellaneous expenses	19,330
Total Expenses	3,689,440
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(144,697)
Net Expenses	3,544,743
Net Investment Income	6,838,732

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	33,875,083
Foreign currency transactions	(155,954)
Net Realized Gain	33,719,129
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,278,216	‡
Foreign currencies	47,156
Change in Net Unrealized Appreciation (Depreciation)	24,325,372
Net Gain on Investments and Foreign Currency Transactions	58,044,501
Increase in Net Assets From Operations	$64,883,233

‡	Net of change in accrued foreign capital gains tax of $126,677.

See Notes to Financial Statements.

24	QS International Equity Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$6,838,732	$7,610,233
Net realized gain (loss)	33,719,129	(8,259,190)
Change in net unrealized appreciation (depreciation)	24,325,372	13,329,106
Increase in Net Assets From Operations	64,883,233	12,680,149

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,200,018)	(7,700,019)
Decrease in Net Assets From Distributions to Shareholders	(8,200,018)	(7,700,019)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	50,049,516	109,647,700
Reinvestment of distributions	7,875,708	7,403,043
Cost of shares repurchased	(117,124,636)	(94,506,337)
Cost of shares redeemed in-kind (Note 9)	(58,360,792)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(117,560,204)	22,544,406
Increase (Decrease) in Net Assets	(60,876,989)	27,524,536

Net Assets:
Beginning of year	364,640,475	337,115,939
End of year*	$303,763,486	$364,640,475
*Includes undistributed net investment income of:	$6,446,551	$6,402,448

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3,4]

Net asset value, beginning of year	$13.98	$13.69	$14.50	$14.49	$12.09	$10.92

Income (loss) from operations:
Net investment income	0.26	0.24	0.27	0.27	0.22	0.23
Net realized and unrealized gain (loss)	2.50	0.33	(0.81)	(0.26)	2.30	1.21
Total income (loss) from operations	2.76	0.57	(0.54)	0.01	2.52	1.44

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.27)	—	(0.12)	(0.27)
Total distributions	(0.31)	(0.28)	(0.27)	—	(0.12)	(0.27)

Net asset value, end of year	$16.43	$13.98	$13.69	$14.50	$14.49	$12.09
Total return[5]	20.16%	4.09%	(3.72)%	0.07%	20.89%	13.23%

Net assets, end of year (000s)	$12,308	$7,442	$8,391	$5,819	$6,078	$5,142

Ratios to average net assets:
Gross expenses	1.24%	1.28%[6]	1.28%[6]	1.38%[6,7]	1.37%[6]	1.42%
Net expenses[8]	1.20 [9]	1.28 [6]	1.28 [6,9]	1.35 [6,7,9]	1.35 [6,9]	1.35 [9]
Net investment income	1.76	1.76	1.87	2.45 [7]	1.66	1.98

Portfolio turnover rate	49%[10]	71%	54%	44%	55%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	QS International Equity Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2017	2016[2]

Net asset value, beginning of year	$13.98	$13.60

Income from operations:
Net investment income	0.28	0.09
Net realized and unrealized gain	2.45	0.29
Total income from operations	2.73	0.38

Less distributions from:
Net investment income	(0.36)	—
Total distributions	(0.36)	—

Net asset value, end of year	$16.35	$13.98
Total return[3]	20.06%	2.79%

Net assets, end of year (000s)	$428	$123

Ratios to average net assets:
Gross expenses	1.47%	1.13%[4]
Net expenses[5]	1.43 [6]	1.13 [4]
Net investment income	1.88	2.06 [4]

Portfolio turnover rate	49%[7]	71%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	For the year ended September 30, 2016.

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3,4]

Net asset value, beginning of year	$13.94	$13.61	$14.43	$14.50	$12.12	$10.93

Income (loss) from operations:
Net investment income	0.13	0.14	0.15	0.19	0.13	0.15
Net realized and unrealized gain (loss)	2.51	0.32	(0.79)	(0.26)	2.28	1.22
Total income (loss) from operations	2.64	0.46	(0.64)	(0.07)	2.41	1.37

Less distributions from:
Net investment income	(0.18)	(0.13)	(0.18)	—	(0.03)	(0.18)
Total distributions	(0.18)	(0.13)	(0.18)	—	(0.03)	(0.18)

Net asset value, end of year	$16.40	$13.94	$13.61	$14.43	$14.50	$12.12
Total return[5]	19.17%	3.36%	(4.50)%	(0.48)%	19.94%	12.52%

Net assets, end of year (000s)	$38,169	$40,766	$47,999	$60,174	$68,862	$72,504

Ratios to average net assets:
Gross expenses	2.12%[6]	2.11%[6]	2.11%[6]	2.17%[7]	2.07%	2.08%
Net expenses[8]	2.05 [6,9]	2.05 [6,9]	2.09 [6,9]	2.10 [7,9]	2.07	2.08
Net investment income	0.88	1.03	1.03	1.73 [7]	0.96	1.28

Portfolio turnover rate	49%[10]	71%	54%	44%	55%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	QS International Equity Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3,4]

Net asset value, beginning of year	$14.50	$14.16	$15.00	$14.99	$12.50	$11.28

Income (loss) from operations:
Net investment income	0.26	0.24	0.28	0.28	0.24	0.24
Net realized and unrealized gain (loss)	2.59	0.34	(0.85)	(0.27)	2.36	1.25
Total income (loss) from operations	2.85	0.58	(0.57)	0.01	2.60	1.49

Less distributions from:
Net investment income	(0.30)	(0.24)	(0.27)	—	(0.11)	(0.27)
Total distributions	(0.30)	(0.24)	(0.27)	—	(0.11)	(0.27)

Net asset value, end of year	$17.05	$14.50	$14.16	$15.00	$14.99	$12.50
Total return[5]	20.12%	4.06%	(3.78)%	0.07%	20.86%	13.26%

Net assets, end of year (000s)	$8,469	$6,542	$7,804	$9,225	$9,551	$9,420

Ratios to average net assets:
Gross expenses	1.33%[6]	1.31%[6]	1.36%[6]	1.43%[7]	1.41%[6]	1.47%[6]
Net expenses[8,9]	1.28 [6]	1.29 [6]	1.34 [6]	1.35 [7]	1.35 [6]	1.35 [6]
Net investment income	1.69	1.72	1.82	2.48 [7]	1.75	1.99

Portfolio turnover rate	49%[10]	71%	54%	44%	55%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3,4]

Net asset value, beginning of year	$14.47	$14.17	$14.96	$14.98	$12.50	$11.28

Income (loss) from operations:
Net investment income	0.28	0.22	0.28	0.30	0.20	0.21
Net realized and unrealized gain (loss)	2.53	0.32	(0.88)	(0.32)	2.36	1.26
Total income (loss) from operations	2.81	0.54	(0.60)	(0.02)	2.56	1.47

Less distributions from:
Net investment income	(0.28)	(0.24)	(0.19)	—	(0.08)	(0.25)
Total distributions	(0.28)	(0.24)	(0.19)	—	(0.08)	(0.25)

Net asset value, end of year	$17.00	$14.47	$14.17	$14.96	$14.98	$12.50
Total return[5]	19.79%	3.83%	(4.03)%	(0.13)%	20.55%	13.06%

Net assets, end of year (000s)	$3,228	$539	$475	$285	$547	$311

Ratios to average net assets:
Gross expenses	1.64%[6]	1.68%[6]	1.62%[6]	1.86%[6,7]	1.82%	1.72%[6]
Net expenses[8,9]	1.54 [6]	1.55 [6]	1.59 [6]	1.60 [6,7]	1.60	1.58 [6]
Net investment income	1.76	1.58	1.84	2.62 [7]	1.49	1.73

Portfolio turnover rate	49%[10]	71%	54%	44%	55%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	QS International Equity Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3,4]

Net asset value, beginning of year	$14.52	$14.18	$15.00	$14.97	$12.48	$11.26

Income (loss) from operations:
Net investment income	0.31	0.31	0.34	0.32	0.28	0.30
Net realized and unrealized gain (loss)	2.58	0.33	(0.85)	(0.27)	2.38	1.23
Total income (loss) from operations	2.89	0.64	(0.51)	0.05	2.66	1.53

Less distributions from:
Net investment income	(0.35)	(0.30)	(0.31)	(0.02)	(0.17)	(0.31)
Total distributions	(0.35)	(0.30)	(0.31)	(0.02)	(0.17)	(0.31)

Net asset value, end of year	$17.06	$14.52	$14.18	$15.00	$14.97	$12.48
Total return[5]	20.44%	4.54%	(3.47)%	0.32%	21.25%	13.70%

Net assets, end of year (000s)	$23,554	$22,455	$20,100	$19,812	$21,575	$20,448

Ratios to average net assets:
Gross expenses	1.02%	0.97%	0.96%	1.03%[6]	0.98%	1.00%
Net expenses[7]	0.95 [8]	0.95 [8]	0.96	1.03 [6]	0.98	1.00
Net investment income	2.01	2.19	2.22	2.84 [6]	2.07	2.55

Portfolio turnover rate	49%[9]	71%	54%	44%	55%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2017 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3,4]

Net asset value, beginning of year	$14.50	$14.16	$14.98	$14.94	$12.46	$11.25

Income (loss) from operations:
Net investment income	0.32	0.31	0.34	0.33	0.27	0.28
Net realized and unrealized gain (loss)	2.59	0.34	(0.84)	(0.26)	2.39	1.26
Total income (loss) from operations	2.91	0.65	(0.50)	0.07	2.66	1.54

Less distributions from:
Net investment income	(0.37)	(0.31)	(0.32)	(0.03)	(0.18)	(0.33)
Total distributions	(0.37)	(0.31)	(0.32)	(0.03)	(0.18)	(0.33)

Net asset value, end of year	$17.04	$14.50	$14.16	$14.98	$14.94	$12.46
Total return[5]	20.59%	4.63%	(3.37)%	0.44%	21.41%	13.68%

Net assets, end of year (000s)	$217,606	$286,773	$252,346	$301,625	$247,116	$159,208

Ratios to average net assets:
Gross expenses	0.89%[7]	0.87%	0.86%	0.91%[6,7]	0.89%[7]	0.93%
Net expenses[8]	0.85 [7,9]	0.85 [9]	0.86 [9]	0.91 [6,7]	0.88 [7,9]	0.93 [9]
Net investment income	2.10	2.23	2.24	2.89 [6]	1.99	2.35

Portfolio turnover rate	49%[10]	71%	54%	44%	55%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	QS International Equity Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS International Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

QS International Equity Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	QS International Equity Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$4,524,537	$29,909,384	—	$34,433,921
Consumer staples	1,009,653	25,115,351	—	26,125,004
Energy	—	16,817,094	—	16,817,094
Financials	711,816	66,807,237	—	67,519,053
Health care	1,734,051	33,897,595	—	35,631,646
Industrials	—	38,824,507	—	38,824,507
Information technology	4,176,667	15,073,822	—	19,250,489
Materials	—	19,009,122	—	19,009,122
Real estate	—	14,178,496	—	14,178,496
Telecommunication services	702,099	14,220,269	—	14,922,368
Utilities	—	9,567,221	—	9,567,221
Total long-term investments	12,858,823	283,420,098	—	296,278,921
Short-term investments†	6,939,304	—	—	6,939,304
Total investments	$19,798,127	$283,420,098	—	$303,218,225

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, securities valued at $283,420,098 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

QS International Equity Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

36	QS International Equity Fund 2017 Annual Report

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2017, there was $196,466 of capital gains tax liabilities accrued on unrealized gains.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$815,506	$79,375,491	$(80,190,997)
(b)	589,883	(589,883)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward and book/tax differences in the treatment of an in-kind distribution of securities.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management

QS International Equity Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors monthly an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.55%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $144,697.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires September 30, 2018	—	—	$9,525	$1,251	$110	—	$15,742
Expires September 30, 2019	—	—	24,355	1,314	675	$4,947	70,824
Expires September 30, 2020	$3,344	$109	21,651	2,610	1,391	14,551	97,377
Total fee waivers/expense reimbursements subject to recapture	$3,344	$109	$55,531	$5,175	$2,176	$19,498	$183,943

38	QS International Equity Fund 2017 Annual Report

For the year ended September 30, 2017, LMPFA recaptured $2,349, $580, $861 and $37 for Class C, Class FI, Class R and Class IS shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2017, LMIS and its affiliates retained sales charges of $1,010 and $716 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2017, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$147

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2017, Legg Mason and its affiliates owned 71% of the Fund.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$169,440,939
Sales	231,687,773	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $58,360,792.

QS International Equity Fund 2017 Annual Report	39

Notes to financial statements (cont’d)

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$256,071,648	$54,380,516	$(7,233,939)	$47,146,577

4. Derivative instruments and hedging activities

During the year ended September 30, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$20,951		$8,535
Class A2	680		892
Class C	383,221	†	85,239
Class FI	16,314	†	11,689
Class R	7,388		2,656
Class I	—		28,547
Class IS	—		1,758
Total	$428,554		$139,316

†	Amounts shown are exclusive of expense reimbursements. For the year ended September 30, 2017, the service and/or distribution fees reimbursed amounted to $3,233 and $431 for Class C shares and Class FI shares, respectively.

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,344
Class A2	109
Class C	24,884
Class FI	3,041
Class R	1,391
Class I	14,551
Class IS	97,377
Total	$144,697

40	QS International Equity Fund 2017 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Investment Income:
Class A	$160,770	$178,205
Class A2	3,755	—	[1]
Class C	497,333	436,608
Class FI	138,341	123,973
Class R	11,766	8,821
Class I	508,067	434,860
Class IS	6,879,986	6,517,552
Total	$8,200,018	$7,700,019

[1]	For the period May 31, 2016 (inception date) to September 30, 2016.

7. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares		Amount
Class A
Shares sold	375,566	$5,783,815	242,415		$3,232,875
Shares issued on reinvestment	11,713	159,409	12,474		172,513
Shares repurchased	(170,472)	(2,463,522)	(335,373)		(4,419,174)
Net increase (decrease)	216,807	$3,479,702	(80,484)		$(1,013,786)

Class A2
Shares sold	34,365	$516,252	8,791	[1]	$120,000	[1]
Shares issued on reinvestment	276	3,738	—	[1]	—	[1]
Shares repurchased	(17,251)	(264,199)	—	[1]	—	[1]
Net increase	17,390	$255,791	8,791	[1]	$120,000	[1]

Class C
Shares sold	43,663	$648,529	61,960		$847,385
Shares issued on reinvestment	35,717	488,612	30,963		429,458
Shares repurchased	(676,117)	(9,884,669)	(696,497)		(9,351,977)
Net decrease	(596,737)	$(8,747,528)	(603,574)		$(8,075,134)

Class FI
Shares sold	161,581	$2,648,519	47,135		$663,794
Shares issued on reinvestment	9,422	133,143	8,331		119,549
Shares repurchased	(125,314)	(1,913,276)	(155,352)		(2,189,503)
Net increase (decrease)	45,689	$868,386	(99,886)		$(1,406,160)

QS International Equity Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class R
Shares sold	168,436	$2,655,926	7,344	$106,113
Shares issued on reinvestment	833	11,766	615	8,821
Shares repurchased	(16,692)	(273,397)	(4,245)	(60,987)
Net increase	152,577	$2,394,295	3,714	$53,947

Class I
Shares sold	421,287	$6,569,946	533,285	$7,509,056
Shares issued on reinvestment	14,108	199,054	10,834	155,150
Shares repurchased	(601,668)	(9,211,477)	(414,523)	(5,824,892)
Net increase (decrease)	(166,273)	$(2,442,477)	129,596	$1,839,314

Class IS
Shares sold	2,016,160	$31,226,529	6,680,245	$97,168,477
Shares issued on reinvestment	488,983	6,879,986	456,092	6,517,552
Shares repurchased	(6,049,743)	(93,114,096)	(5,172,197)	(72,659,804)
Shares redeemed in-kind	(3,465,605)	(58,360,792)	—	—
Net increase (decrease)	(7,010,205)	$(113,368,373)	1,964,140	$31,026,225

[1]	For the period May 31, 2016 (inception date) to September 30, 2016.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,200,018	$7,700,019

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$7,795,981
Capital loss carryforward**	(190,760,922)
Other book/tax temporary differences(a)	(62,546)
Unrealized appreciation (depreciation)(b)	46,956,729
Total accumulated earnings (losses) — net	$(136,070,758)

**	During the taxable year ended September 30, 2017, the Fund utilized $11,071,693 of its capital loss carryforward available from prior years. As of September 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2018	$(187,642,091)
9/30/2019	(3,118,831)
$(190,760,922)

42	QS International Equity Fund 2017 Annual Report

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended September 30, 2017, the Fund had redemptions-in-kind with total proceeds in the amount of $58,360,792. The net realized gains on these redemptions-in-kind amounted to $12,529,019, which was not realized for tax purposes.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

QS International Equity Fund 2017 Annual Report	43

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS International Equity Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

44	QS International Equity Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS International Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS International Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

46	QS International Equity Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

QS International Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

48	QS International Equity Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS International Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	QS International Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	12/6/2016
Payable date:	12/7/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	92.21	%*
Foreign taxes paid per share	$0.041920

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

QS International Equity Fund	51

QS

International Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 11/17 SR17-3195

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 89,074 in September 30, 2016 and $214,935 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,250 in September 30, 2016 and $0 in September 30, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,737 in September 30, 2016 and $27,852 in September 30, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,599 in September 30, 2016 and $0 in September 30, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2016 and September 30, 2017; Tax Fees were 100% and 100% for September 30, 2016 and September 30, 2017; and Other Fees were 100% and 100% for September 30, 2016 and September 30, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $197,515 in September 30, 2016 and $271,895 in September 30, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017